UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2017 (January 27, 2017)

Everbridge, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37874	26-2919312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Corporate Drive, Suite 400, Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 230-9700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 31, 2017, Everbridge, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) regarding, among other things, its acquisition of 100% of the issued and outstanding membership interests (the “Units”) of IDV Solutions, LLC, a Michigan limited liability company (“IDV”), pursuant to a Membership Interest Purchase Agreement, dated as of January 27, 2017, by and among the Company, IDV and the holders of the Units of IDV.

This Amendment No. 1 (“Amendment No. 1”) to the Current Report on Form 8-K/A amends and supplements the Original 8-K filed by the Company, and is being filed to provide the historical financial statements and the pro forma financial information required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively. In accordance with the requirements of Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, this Amendment No. 1 is being filed within 71 calendar days of the date that the Original 8-K was required to be filed with respect to the above referenced transactions.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements of IDV, as of and for the year ended December 31, 2016 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro-Forma Financial Information

The unaudited condensed pro forma combined financial information as of and for the period ended December 31, 2016 with respect to the Company’s acquisition of IDV is filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION

23.1	Consent of Plante & Moran, PLLC, independent auditors.

99.1	Audited financial statements of IDV Solutions, LLC as of and for the year ended December 31, 2016.

99.2	Unaudited condensed pro forma combined financial statements as of and for the year ended December 31, 2016 with respect to the Company’s acquisition of IDV Solutions, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2017	EVERBRIDGE, INC.

	By:	/s/ Elliot J. Mark
Elliot J. Mark
Senior Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

23.1	Consent of Plante & Moran, PLLC, independent auditors.

99.1	Audited financial statements of IDV Solutions, LLC as of and for the year ended December 31, 2016.

99.2	Unaudited condensed pro forma combined financial statements as of and for the year ended December 31, 2016 with respect to the Company’s acquisition of IDV Solutions, LLC.